Registration No. 333-40128
1940 Act File No. 811-09997
Filed Pursuant to Rule 497(e)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

BAIRD FUNDS, INC.

Baird SmallCap Value Fund
Investor Class (BSVSX)
Institutional Class (BSVIX)

Supplement Dated September 9, 2021 to the Summary Prospectus and Prospectus
dated May 1, 2021, each as supplemented,
and Statement of Additional Information (“SAI”) dated May 1, 2021

Greenhouse Funds LLLP Approved as Subadvisor

On September 7, 2021, the Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”), approved the retention of Greenhouse Funds LLLP (“Greenhouse”) as subadvisor to the Baird SmallCap Value Fund (the “Fund” or the “SmallCap Fund”) and a related subadvisory agreement, subject to approval by the shareholders of the Fund at a special meeting to be held in the fourth quarter of 2021. Robert W. Baird & Co. Incorporated (the “Advisor”) serves as the investment advisor to the Fund and is proposed to continue to serve as investment advisor to the Fund.

Greenhouse is a registered investment advisory firm based in Baltimore, Maryland and an affiliate of the Advisor. In connection with the proposed retention of Greenhouse, the Board also approved (1) a new investment advisory agreement authorizing the Advisor to delegate the day-to-day portfolio management to one or more subadvisors such as Greenhouse and (2) the reclassification of the Fund from a “diversified” to a “non-diversified” fund within the meaning of the Investment Company Act of 1940, each of which is subject to approval of the shareholders of the Fund.

Subject to shareholder approval of the new advisory and subadvisory agreements, Greenhouse will assume day-to-day management responsibilities of the Fund, Joseph Milano, CFA, will become the portfolio manager for the Fund, and the Fund will be renamed the Baird Equity Opportunity Fund. Upon Greenhouse assuming day-to-day investment management responsibilities for the Fund, there will be no change to the Fund’s investment objective. However, it is anticipated that the Fund’s principal investment strategies will change to reflect Greenhouse’s investment philosophy, including the following changes:

•The Fund will invest in companies with small to medium market capitalizations, defined as companies of market capitalizations of less than $20 billion;
•The Fund is expected to hold a more limited number of investments, typically 25-50 holdings;
•The Fund would be permitted to purchase and sell options for hedging purposes and to enhance returns; and
•The Fund from time to time may experience increased short-term trading, which would increase portfolio turnover.

In addition, the Fund’s primary benchmark index is proposed to change from the Russell 2000® Value Index to the Russell 2000® Index and the Fund would hold a mix of both value and growth stocks as part of Greenhouse’s opportunistic approach to investing.

The Advisor recommended the retention of Greenhouse because it believes Greenhouse’s management will allow the Fund to pursue an investment strategy that could result in enhanced net of fees returns to shareholders while continuing to invest generally in smaller companies. As a result of the new investment advisory agreement and the retention of Greenhouse, the annual advisory fee rate paid by the Fund is proposed to increase to 1.25%. The Advisor has agreed to limit the Fund’s annual fund operating expenses for Institutional Class shares and Investor Class shares through at least April 30, 2025, to 1.25% and 1.50%, respectively, subject to certain expense exclusions consistent with the Fund’s current expense cap agreement with the Advisor.

The change in the Fund’s name will result in a change to the Fund’s investment policy, which currently is to invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies with small market capitalizations. If shareholders of the Fund approve the new advisory and subadvisory agreements and the Fund is renamed as the Baird Equity Opportunity Fund, the Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities including common stocks, ordinary shares, ADRs, ETFs, preferred stocks and options whose reference assets are equity securities and equity indices. The change in the 80% policy will be effective upon Greenhouse assuming management of the Fund and assuming shareholders approve the proposed new investment advisory and subadvisory agreements at a special shareholder meeting, which is anticipated to be held in the fourth quarter of 2021.

In addition to approving the new investment advisory and subadvisory agreements, shareholders will also be asked to approve a change in the Fund’s diversification status. The Fund is currently classified as a “diversified fund” under the Investment Company Act of 1940, and Greenhouse desires to manage the Fund as a “non-diversified fund.” The Fund’s status as a “diversified fund” is considered to be a matter of fundamental policy, and therefore may not be changed without shareholder approval. As a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund continued to hold a more diversified portfolio. The Fund would be reclassified as a non-diversified fund following shareholder approval at the special meeting.

The Board also approved a Plan of Conversion for the Fund, pursuant to which shareholders holding Investor Class shares of the Fund would have their shares converted into Institutional Class shares of the Fund, subject to shareholder approval of the new investment advisory and subadvisory agreements. The conversion is not a taxable event. No sales load, fee or other charges will be imposed in connection with the conversion and the investment minimum for the Institutional Class shares will be waived for shareholders who currently hold Investor Class shares of the Fund. It is expected that the share class conversion will take place concurrent with the retention of Greenhouse as subadvisor to the Fund and the reorganization described below.

Shareholders of record of the Fund will receive a proxy statement in the coming weeks, which describes the above changes in greater detail and seeks approval of the new investment advisory and subadvisory agreements and the change in the Fund’s diversification status.

Proposed Agreement and Plan of Reorganization Involving Small/Mid Cap Value Fund

At the September 7, 2021 meeting, the Board also approved the reorganization of the Baird Small/Mid Cap Value Fund (the “SMID Fund”) with and into the SmallCap Fund, subject to approval by shareholders of the SMID Fund and contingent upon the approval of the new investment advisory and subadvisory agreements by the shareholders of the SmallCap Fund. The Advisor recommended the reorganization in connection with the proposed retention of Greenhouse to manage the SmallCap Fund and the combined Fund.

Shares of the SmallCap Fund are closed to new purchases and incoming exchanges after market close on September 9, 2021. Exceptions may be made for retirement plans, automatic purchase plans and in other limited circumstances when approved by the officers of the Company where it is not operationally possible or otherwise impracticable to prohibit new purchases by an account. Current shareholders may redeem their shares of the SmallCap Fund in the ordinary course.

This Supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.
The date of this Supplement is September 9, 2021.

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